SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 30, 2003
                                                -------------------------------

Commission            Registrant, State of Incorporation,       I.R.S. Employer
File Number           Address and Telephone Number            Identification No.

1-3526                The Southern Company                         58-0690070
                      (A Delaware Corporation)
                      270 Peachtree Street, N.W.
                      Atlanta, Georgia 30303
                      (404) 506-5000
1-3164                Alabama Power Company                        63-0004250
                      (An Alabama Corporation)
                      600 North 18th Street
                      Birmingham, Alabama 35291
                      (205) 257-1000
1-6468                Georgia Power Company                        58-0257110
                      (A Georgia Corporation)
                      241 Ralph McGill Boulevard, N.E.
                      Atlanta, Georgia 30308
                      (404) 506-6526
0-2429                Gulf Power Company                           59-0276810
                      (A Maine Corporation)
                      One Energy Place
                      Pensacola, Florida 32520
                      (850) 444-6111
001-11229             Mississippi Power Company                    64-0205820
                      (A Mississippi Corporation)
                      2992 West Beach
                      Gulfport, Mississippi 39501
                      (228) 864-1211
1-5072                Savannah Electric and Power Company          58-0418070
                      (A Georgia Corporation)
                      600 East Bay Street
                      Savannah, Georgia 31401
                      (912) 644-7171
333-98553             Southern Power Company                       58-2598670
                      (A Delaware Corporation)
                      270 Peachtree Street, N.W.
                      Atlanta, Georgia 30303
                      (404) 506-5000

The address of the registrants has not changed since the last report.

This combined Form 8-K is filed separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.


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Item 9.      Regulation FD Disclosure.

         This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under said Item 9 and also under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On April 30, 2003, The Southern Company issued a press release regarding its earnings for the first quarter ended March 31, 2003. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding first quarter 2003 financial results is being furnished as Exhibits 99.02 through 99.06 to this Current Report on Form 8-K.

         The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Accordingly, this report is also being furnished on behalf of each such registrant.

Exhibit 99.01    Press Release for the Three Months Ended March 31, 2003.

Exhibit 99.02    Financial Highlights for the Three Months Ended March 31, 2003.

Exhibit 99.03 Significant Factors Impacting Reported EPS for the Three Months Ended March 31, 2003.

Exhibit 99.04 Analysis of Consolidated Earnings for the Three Months Ended March 31, 2003.

Exhibit 99.05    Kilowatt Hour Sales for the Three Months Ended March 31, 2003.

Exhibit 99.06    Financial Overview for the Three Months Ended March 31, 2003.



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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     April 30, 2003              THE SOUTHERN COMPANY



                                      By /s/W. Dean Hudson
                                           W. Dean Hudson
                                            Comptroller


                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY
                                      SOUTHERN POWER COMPANY



                                      By /s/Wayne Boston
                                           Wayne Boston
                                       Assistant Secretary